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                                                                 EXHIBIT 10.61

                         THE MILLS LIMITED PARTNERSHIP

                                REVOLVING NOTE

--$40,000,000.00--                                          New York, New York
                                                           October 28, 1996

      FOR VALUE RECEIVED, the undersigned, THE MILLS LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, the "Borrower"), hereby unconditionally promises to pay on the Maturity Date or sooner Maturity, as each such term is defined in the Credit Agreement among The Mills Corporation, the Borrower, Sawgrass Mills Phase II Limited Partnership, Sunrise Mills (MLP) Limited Partnership, and the Lender, (as hereinafter defined) dated as of October 28, 1996 (as same may be hereafter modified or amended, the "Agreement"), to the order of CS FIRST BOSTON MORTGAGE CAPITAL CORP. (together with its successors and assigns, the "Lender") at its office located at 55 East 52nd Street, New York, New York 10055, in lawful money of the United States of America and in immediately available funds, an amount equal to the lesser of (a) FORTY MILLION DOLLARS ($40,000,000.00) or (b) the aggregate unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender under the Agreement. The Borrower further promises to pay interest in like money on the unpaid principal balance of, and, in certain cases, on the unpaid interest due on, this Revolving Note from time to time outstanding at the rate and times and computed in the manner provided in the Agreement, but in no event in excess of the maximum rate of interest permitted under applicable law.

      All Revolving Loans made by the Lender pursuant to the Credit Agreement and all payments of the principal thereof shall be endorsed by the holder of this Revolving Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, that the failure of the holder of this Revolving Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay such Revolving Loans in accordance with the terms of the Agreement.

      This Revolving Note is the Revolving Note referred to in the Agreement, is secured to the extent provided in the Agreement and the Security Documents, and is entitled to the benefits thereof. The Borrower shall make when due any and all payments and prepayments on this Revolving Note required under the Agreement. Reference is herein made to the Agreement for the rights of the holder to accelerate the unpaid balance hereof prior to maturity and all other obligations of the Borrower. In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Revolving Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

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      The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice, except as provided in the Agreement.

      This Revolving Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the parties hereto.

      Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

      IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS REVOLVING NOTE, THE BORROWER KNOWINGLY AND VOLUNTARILY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE
LAW) THE RIGHT TO A TRIAL BY JURY AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REVOLVING NOTE. THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF THE BORROWER AND INURE TO THE BENEFIT OF THE LENDER AND ITS SUCCESSORS AND ASSIGNS.

      If any item or provision of this Revolving Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

      IN WITNESS WHEREOF, the Borrower has executed and delivered this Revolving Note on the date first above written.


                                          THE MILLS LIMITED PARTNERSHIP


                                          By:  THE MILLS CORPORATION,
                                                its General Partner


                                          By:________________________________
                                             Name: Thomas E. Frost
                                             Title: Senior Vice President

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                                 Grid Schedule

Attached to and made part of the Revolving Note, dated October __, 1996, by The Mills Limited Partnership to the order of CS First Boston Mortgage Capital Corp. (the "Lender"), pursuant to the Credit Agreement, dated as of October __, 1996, among The Mills Corporation, the Borrower, Sawgrass Mills Phase II Limited Partnership, Sunrise Mills (MLP) Limited Partnership and the Lender

          Amount       Amount       Unpaid        Name of
          of           Repaid or    Principal     Person Making
 Date     Borrowing    Prepaid      Balance       Notation
 ----     ---------    -------      -------       --------
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